UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 13, 2024

INGLES MARKETS, INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 6676, Asheville, North Carolina	28816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(828) 669-2941

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.05 par value per share	IMKTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Ingles Markets, Incorporated (the “Company”) was held Tuesday, February 13, 2024 (the “Annual Meeting”). Set forth below are the proposals voted on by the Company’s stockholders at the Annual Meeting and the results of such votes:

1.	Elect eight members of the Board of Directors by holders of Class A Common Stock and Class B Common Stock, as applicable, to serve until the 2025 Annual Meeting of Stockholders:

Name	Common Stock	Votes For	Votes Withheld	Broker Non-Votes
Ernest E. Ferguson	Class A	2,283,213	8,919,884	0
John R. Lowden	Class A	3,158,918	8,044,179	0
Fred D. Ayers	Class B*	42,900,340	1,970	0
Robert P. Ingle, II	Class B*	42,902,310	0	0
Patricia E. Jackson	Class B*	42,902,310	0	0
James W. Lanning	Class B*	42,902,310	0	0
Laura Ingle Sharp	Class B*	42,900,340	1,970	0
Brenda S. Tudor	Class B*	42,900,340	1,970	0

2.	Consider and vote on a non-binding approval of the Company’s compensation for named executive officers as disclosed in the Company’s Proxy Statement for the Annual Meeting:

Class A & B *
For	50,989,199
Against	3,077,889
Abstain/Withheld	38,319
Broker Non-Votes	0

3.	Consider and vote on a stockholder proposal regarding cage free egg progress disclosure as disclosed in the Company’s Proxy Statement for the Annual Meeting:

Class A & B *
For	2,890,476
Against	50,250,807
Abstain/Withheld	964,124
Broker Non-Votes	0

4.
Consider and vote on a stockholder proposal concerning risk disclosure related to consumer expectations on significant policy matters as disclosed in the Company’s Proxy Statement for the Annual Meeting:

Class A & B *
For	3,021,489
Against	50,084,380
Abstain/Withheld	999,538
Broker Non-Votes	0

No other matters were considered or voted upon at the Annual Meeting.

* Holders of Class A Common Stock have one vote per share and the holders of Class B Common Stock have ten votes per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INGLES MARKETS, INCORPORATED
(Registrant)

Date: February 15, 2024
	By:	/s/ Patricia E. Jackson
Patricia E. Jackson
Chief Financial Officer